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                                                                   Exhibit 23(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 27, 1998 appearing on page 26 of The Washington Post Company's Annual Report on Form 10-K for the fiscal year ended December 28, 1997. We also consent to the references to us under the heading "Experts" in such Prospectus.




PricewaterhouseCoopers LLP


Washington, DC
December 22, 1998